DYNAMIC VARIABLE LIFE I

SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

issued by

ReliaStar Life Insurance Company

and its

ReliaStar United Services Variable Life Separate Account I

Supplement Dated May 1, 2014

This supplement provides up-to-date information about the company and updates and amends your prospectus dated May 1, 1994, and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference.

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IMPORTANT INFORMATION ABOUT THE COMPANY

Information about the Company found on page 6 of your Policy prospectus is deleted and replaced with the following:

ReliaStar Life Insurance Company (“we,” “us,” “our,” and the “Company”) issues the variable universal life insurance Policy described in the prospectus and is responsible for providing the Policy’s insurance benefits. All guarantees and benefits provided under the Policy that are not related to the Variable Account are subject to the claims paying ability of the Company and our general account. We are a stock life insurance company organized in 1885 and incorporated under the laws of the State of Minnesota. We are admitted to do business in the District of Columbia and all states except New York. Our headquarters is at 20 Washington Avenue South, Minneapolis, Minnesota 55401.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“VoyaTM”), which until April 7, 2014, was known as ING U.S., Inc. In May, 2013, the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA” and Voya completed its initial public offering of common stock.

Voya is an affiliate of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management. In 2009 ING announced the anticipated separation of its global banking and insurance businesses, including the divestiture of Voya, which together with its subsidiaries, including the Company, constitutes ING’s U.S.-based retirement, investment management and insurance operations. As of March 25, 2014, ING’s ownership of Voya was approximately 43%. Under an agreement with the European Commission, ING is required to divest itself of 100% of Voya by the end of 2016.

IMPORTANT INFORMATION ABOUT THE FUNDS AVAILABLE THROUGH THE POLICY

In connection with the rebranding of ING U.S. as Voya Financial, effective May 1, 2014, the ING Funds were renamed by generally replacing ING in each Fund name with either Voya or VY.

X.RUSL-14GW	Page 1 of 3	May 2014

The following chart lists the Funds that are, effective May 1, 2014, available through the ReliaStar United Services Variable Life Separate Account I, along with each Fund’s investment adviser/subadviser and investment objective. More detailed information about these Funds can be found in the current prospectus and Statement of Additional Information for each Fund. If you received a summary prospectus for any of the Funds available through your Policy, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

There is no assurance that the stated investment objectives of any of the Funds will be achieved. Shares of the Funds will rise and fall in value and you could lose money by allocating Policy value to the subaccounts that invest in the Funds. Shares of the Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all Funds are diversified, as defined under the 1940 Act.

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Voya Balanced Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadvisers: Voya Investment Management Co. LLC	Seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation.
Voya Growth and Income Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadvisers: Voya Investment Management Co. LLC

Seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Voya Intermediate Bond Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadvisers: Voya Investment Management Co. LLC

Seeks to maximize total return consistent with reasonable risk. The portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Voya Liquid Assets Portfolio (Class I) Investment Adviser: Directed Services LLC Subadvisers: Voya Investment Management Co. LLC	Seeks high level of current income consistent with the preservation of capital and liquidity.

X.RUSL-14GW	Page 2 of 3	May 2014

MORE INFORMATION IS AVAILABLE

More information about the Funds available through your Policy, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Fund. You may obtain these documents by contacting:

Customer Service

P.O. Box 5011

Minot, ND 58702-5011

1-877-886-5050

If you received a summary prospectus for any of the Funds available through your Policy, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

X.RUSL-14GW	Page 3 of 3	May 2014